                                                             Exhibit 10.6


                     AMENDED AND RESTATED DEED OF TRUST NOTE

    THIS AMENDED AND RESTATED DEED OF TRUST NOTE ("this Agreement") is made and entered into as of this 6th day of October, 1995 by and between SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation (together with its participants, successors and assigns, "the Lender"), and CRANBERRY- 140 LIMITED PARTNERSHIP, a Maryland limited partnership ("the Borrower").

                                    RECITALS

    R-1. The Lender is the holder of that certain note issued by the Borrower to The Bank of Baltimore dated March 11, 1991 ("the Existing Note").

    R-2. As the holder of the Existing Note, the Lender is the beneficiary under each of the documents securing the Existing Note (collectively, "the Existing Loan Documents"), including, but not limited to, that certain Deed of Trust and Security Agreement dated March 11, 1991 and recorded among the Land Records of Carroll County, Maryland in Liber 1250 at folios 621 et seq. granted by the Borrower to Larry S. Lindenmeyer and Alan H. Herbst, Trustees ("the Existing Deed of Trust").

    R-3. Immediately prior to the endorsement of the Existing Note to the Lender, the Borrower repaid a portion of the principal amount evidenced thereby, so that the total principal amount currently outstanding under the Existing Note is Ten Million and 00/100 Dollars ($10,000,000.00). The parties agree to (i) reduce the amount of the debt evidenced by the Existing Note to reflect such reduced principal amount and (ii) amend and restate entirely all of the terms and provisions of the Existing Note.

    NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto for themselves, their respective successors and assigns, do hereby covenant and agree as follows:

    Article I. Indebtedness Evidenced by Note. By the provisions of the Existing Note, the original maximum principal sum of the debt evidenced thereby is Fourteen Million Nine Hundred Thousand and 00/100 Dollars ($14,900,000.00). Immediately prior to the endorsement of the Existing Note to the Lender, the Borrower repaid a portion of the principal amount evidenced thereby, so that the total principal amount currently outstanding under the Existing Note is Ten Million and 00/100 Dollars ($10,000,000.00). From and after the date hereof, the indebtedness evidenced by the Existing Note as reduced, amended and restated by this Agreement shall be in the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00), together with interest thereon as provided herein.

    Article II. No Substitution or Novation. Neither this Agreement nor anything contained herein shall be construed as a substitution or novation of the indebtedness evidenced by the Existing Note. The Existing Note shall remain in full force and effect, as hereby reduced, amended and restated.

    Article III. No Inconsistencies. The Borrower agrees that as to any inconsistencies between the terms and provisions of this Agreement and the terms and provisions of the Existing Note, the terms and provisions contained herein shall prevail and be controlling.

    Article IV. Modified and Restated Text. All of the terms and provisions of the Existing Note are hereby increased, amended and restated in their entirety to read as follows:

                           MODIFIED AND RESTATED TEXT:

                               $10,000,000.00             Baltimore, Maryland
                                                             October 6, 1995

    FOR VALUE RECEIVED, the undersigned, CRANBERRY-140 LIMITED PARTNERSHIP, a Maryland limited partnership ("the Borrower"), hereby promises to pay to the order of SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation ("the Lender;" the Lender, its participants and any assignee or other lawful owner of this Amended and Restated Deed of Trust Note being hereinafter called "the Holder"), the principal amount of TEN MILLION AND 00/100 DOLLARS ($10,000,000.00) ("the Principal Sum"), together with interest on the unpaid balance of the Principal Sum at the rate or rates hereinafter set forth.

    UPON THE TERMS which are hereinafter set forth:

    1.   Definitions; rules of construction.

         1.1. The following terms, when used in this Note, shall have the definitions provided in this Section 1:

         "Business Day" means a day other than a Saturday, Sunday or legal holiday observed as such by the Holder.

         "Default Rate" means an annual interest rate equal to the lesser of the Regular Rate plus four percent (4%) per annum, or the maximum interest rate

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

permitted under the applicable law of the State.

         "Indenture" means the Amended and Restated Deed of Trust and Security Agreement of even date (and recorded or intended to be recorded among the land records of Carroll County, Maryland) by and among the Borrower, the Lender and Raymond G. Truitt and Alan W. Adamson, Trustees, covering, inter alia, all of those parcels of real property, situate and lying in Carroll County, Maryland, which are described therein.

         "Maturity Date" means the final and absolute due date hereof (whether by exercise of the Holder's rights under subsection 4.2 hereof, acceleration, declaration, extension or otherwise), which, in the absence of such exercise, acceleration, declaration, extension or other cause for the maturity hereof, shall be October 31, 2020.

         "Monthly Payment" means an amount equal to Seventy-Three Thousand Eight Hundred Ninety-Nine and 12/100 Dollars ($73,899.12).

         "Note" means this Amended and Restated Deed of Trust Note.

         "Payment Address" means the office of the Holder or such other place as the Holder may from time to time designate in writing.

         "Regular Rate" means an annual interest rate equal to seven and fifty/one hundredths percent (7.50%) per annum.

         "State" means the State of Maryland.

         1.2. Any capitalized term used herein and not otherwise defined herein, including, but not limited to, "Security Documents," "Event of Default," "Indebtedness," "Condemnation," "Casualty," "Property," "Awards," "Casualty Proceeds," "Rents" and "Tax and Insurance Escrow" shall have the meaning given to those terms in the Indenture.

         1.3. The rules of construction set forth in subsection 1.2 of the Indenture are incorporated herein as a part hereof.

    2. Interest Rate. Interest shall accrue on the outstanding unpaid balance of the Principal Sum at the Regular Rate, from and after the date hereof through and until the date of repayment in full of the Principal Sum.

    3.   Payments. This Note shall be payable in the following manner:

         (a)  Interest only on the unpaid balance of the Principal Sum shall
be     payable on the first day of the first full calendar month immediately following the date

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

    hereof.

         (b)  Principal and interest shall be paid on the unpaid balance of
the     Principal Sum in regular monthly installments, based on a twenty-five
(25)     year amortization schedule, in the amount of the Monthly Payment,
together     with one-twelfth (1/12th) of the Assessments and insurance
premiums to be     deposited in the Tax and Insurance Escrow, beginning on
the first day of the     second calendar month immediately following the date
hereof, and continuing     on the first day of each succeeding month until
the Maturity Date, at which     time all sums due hereunder, whether
principal, interest, prepayment     premiums, fees or other sums, shall be
due and payable in full.

    4.   Maturity.

         4.1. This Note shall mature and the entire unpaid balance of the Principal Sum, and all accrued and unpaid interest thereon shall be due and payable on the scheduled Maturity Date.

         4.2. Notwithstanding any provisions of this Note to the contrary, the Holder reserves the right to declare the entire amount of outstanding principal and all unpaid accrued interest thereon to be immediately due and payable on any one of the following dates (each hereinafter called a "Call Date" and collectively "the Call Dates") (which Call Date shall, upon notice from the Holder in accordance with the terms hereof, thereupon be the Maturity Date hereunder, subject to the Holder's rights of acceleration hereunder):

         (i)       Ten (10) years from the due date of the first installment
of                    principal and interest;

         (ii)      every fifth (5th) anniversary thereafter of the date
             specified in subpart (i) (i.e., following the fifteenth
          [15th], twentieth [20th] and twenty-fifth [25th] loan years).

Such right shall be exercised by the Holder, in its sole and absolute discretion, by giving written notice to the Borrower at least six (6) months prior to the Call Date on which payment of all principal and interest shall be due and payable in accordance with such notice. The exercise of such right by the Holder shall not relieve the Borrower of its obligation to make scheduled payments hereunder, or to pay any other sums due and owing hereunder, between the date of such notice and the payment date stated in such notice. The exercise of such right by the Holder shall result in the Principal Sum not being fully amortized by the payment of the Monthly Payments hereunder prior to the Maturity Date and the Borrower shall be obligated to make a "balloon payment" on the Maturity Date.

    5.   Calculation of Interest. Interest shall be calculated on the basis of

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

a 360-day year factor applied to twelve (12) 30-day months.

    6. Manner of Payment. The Borrower shall make all payments of principal of and interest on this Note during regular business hours at the Payment Address, and in coin or currency of the United States of America which at the time of such payment is legal tender for the payment of public and private debts (provided, however, that any payment of principal of or interest on this Note received by the Holder at the Payment Address after twelve o'clock noon, local time at the Payment Address, on any day shall be deemed to have been received by the Holder on the next Business Day thereafter, and shall bear interest accordingly. Any such payment tendered other than in coin or currency shall be accepted by the Holder subject to collection, and interest shall continue to accrue on the unpaid balance of the Principal Sum as if such payment had not been made, until the next Business Day on which, on or before twelve o'clock noon, local time at the Payment Address, funds in coin or currency are, on account of such payment, available to the Holder for its immediate use.

    7. Application of Payments. All payments made hereunder shall be applied first to late charges or other sums owing to the Holder, next to accrued interest, and then to principal, or, in such other order or proportion as the Holder, in its sole discretion, may determine.

    8.   Default Interest Rate; Late Payments.

         8.1. If any payment hereunder is not paid within fifteen (15) days after the date when due and payable, such payment shall continue as an obligation of the Borrower, with interest thereon at the Default Rate from the date the payment was due until paid in full. From and after the Maturity Date, the entire unpaid balance of the Principal Sum and all unpaid interest accrued thereon at such maturity shall bear interest at the Default Rate. Interest at the Default Rate shall be payable with the payment of the overdue amount, and otherwise shall be compounded monthly on the first day of each and every calendar month until paid in full.

         8.2. In addition, the Borrower shall pay (a) a late charge in an amount equal to four percent (4%) of any Monthly Payment which is not paid within fifteen (15) days after the date when due and payable, and (b) all reasonable and actual costs of enforcement or collection, including reasonable attorneys' fees, if the Holder consults an attorney with respect to enforcement thereof or any other right of the Holder with respect hereto after default or if this Note is referred to an attorney for collection after default. The late charge shall be payable to the Holder as additional interest and not as a penalty.

    9. Waivers. The Borrower hereby waives all applicable exemption rights, whether under any state constitution, homestead laws or otherwise, valuation


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and appraisement, presentment of this Note for payment, protest and demand, dishonor and notice of protest, demand or dishonor and nonpayment under this Note, and agrees that, without giving notice to or obtaining the consent of the Borrower or any other person, the Holder may extend the time of payment, release any party liable for any obligation hereunder, release any of the security for this Note, accept other security therefor, and otherwise modify the terms of payment of any or all of the debt evidenced by this Note, with or without having been requested to do so by any other person liable hereon, and such consent shall not alter or diminish the liability of the Borrower or any other person hereunder, except if and to the extent that the Holder may otherwise agree with, respectively, the Borrower or such other person, expressly and in writing; provided, however, that in no event shall any such change increase the obligations of the Borrower hereunder unless and until such change is agreed to in writing by Borrower. THE BORROWER, BY ITS EXECUTION OF THIS NOTE, AND THE HOLDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER SECURITY DOCUMENTS.

    10.  Prepayment.

         10.1. No prepayment of the Principal Sum of this Note shall be allowed prior to the 12th month of the anniversary of the date of this Note. Beginning with the 13th month from the anniversary of the date of this Note, the Principal Sum of this Note may be prepaid in whole but not in part, on any interest payment date herein, provided that: (1) not later than sixty (60) days prior to such prepayment, the Borrower delivers written notice to the Holder that the Borrower intends to prepay this Note in full on the date specified in such notice; and (2) the Borrower pays to the Holder at the time of such prepayment, a sum, which together with the amount prepaid shall be sufficient to invest in a U.S. Treasury obligation for the remaining term of the Loan to produce the same effective yield to maturity as the Loan ("the Prepayment Premium") calculated in accordance with the following provisions of this subsection 10.1. The Prepayment Premium shall be the greater of the following calculations:

         (i) The sum of (a) the present value of the scheduled Monthly Payment on the Loan from the date of prepayment to the earlier of the scheduled Maturity Date or the next applicable Call Date, and (b) the present value of the amount of principal and interest due on the earlier of the scheduled Maturity Date or the next applicable Call Date (assuming all scheduled Monthly Payments due prior to the scheduled Maturity Date or the next applicable Call Date were made when due); minus (c) the outstanding balance of the Principal Sum as of the date of prepayment. The present values described in
                   (a) and (b) are computed on a monthly basis as of the date of prepayment, discounted at a rate equal to (1) the rate of the U.S. Treasury Note closest in maturity to the remaining term of the Loan calculated based on the earlier of the scheduled Maturity Date or the next applicable Call Date (as such rate is reported in the Wall Street Journal on the fifth Business Day preceding the date of prepayment) plus (2) 40 basis points; or

         (ii) One percent (1%) of the then outstanding balance of the Principal Sum.

Notwithstanding the foregoing, however, in the event of acceleration of this Note at any time (other than as the result of the Holder's election to accelerate the Maturity Date in accordance with subsection 4.2 above, in which event no Prepayment Premium shall apply) and subsequent involuntary or voluntary prepayment, the Prepayment Premium shall be payable, however, in no event shall it exceed an amount equal to the excess, if any, of (i) interest calculated at the highest applicable rate permitted by applicable law, as construed by courts having jurisdiction thereof, on the balance of the Principal Sum of this Note from time to time outstanding from the date thereof to the date of such acceleration, over (ii) interest theretofore paid and earned on this Note. Any prepaid amounts specified in such notice shall become due and payable at the time provided in such notice. Under no circumstances shall the Prepayment Premium ever be less than zero. The amount of prepayment shall never be less than the full amount of the then outstanding principal and interest of this Note.

         10.2. Notwithstanding the provisions of subsection 10.1, if the Borrower is entitled to obtain the Partial Release as defined in Section 11.4(b) of the Indenture, then the Holder agrees to accept the Partial Release Principal Repayment Amount required to be paid thereunder without imposition of the Prepayment Premium.

         10.3. Notwithstanding the provisions of subsection 10.1, the Prepayment Premium shall not apply to any prepayment resulting from the application of Casualty Proceeds or Condemnation Awards under the Indenture to payment of the Principal Sum or any part thereof.

    11. Payment of Costs. If, after any Event of Default, the Holder retains an attorney with respect to any enforcement action which the Holder may be entitled to take, including but not limited to, any suit or action is instituted to collect any or all of the Principal Sum, any interest accrued thereon or any other sum falling due under the provisions of this Note, or if this Note is placed in the hands of an attorney for collection, the Borrower hereby agrees to pay all reasonable and actual costs thereby incurred by the Holder, including that of attorneys' fees, all of which shall be added to and become part of the debt evidenced hereby.

    12.  Security. This Note is given to evidence a loan in the amount of the


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


Principal Sum made to the Borrower by the Lender (the Borrower's receipt of which from the Lender is hereby acknowledged), and is secured by the Indenture. The Indenture contains a more particular description of the real and personal property, equipment and fixtures covered by the Indenture, provisions for the acceleration of the maturity of this Note upon the occurrence of certain Events of Default enumerated in the Indenture, and provisions setting forth the rights of the Holder in respect of such security, all of which are incorporated in this Note by reference.

    13. Acceleration. Upon the occurrence of any Event of Default, the unpaid balance of the Principal Sum, together with all accrued and unpaid interest and all other sums evidenced hereby or secured by the Indenture, including the prepayment fee described in Section 10, shall at the Holder's option become immediately due and payable.

    14. Applicable Law. This Note shall be construed, interpreted and enforced in accordance with the laws of the State as the same are in effect from time to time.

    15. Joint and Several Liability. If there exists more than one Borrower, all liabilities and obligations under this Note and the Indenture shall be joint and several with respect to the Borrowers.

    16. Excess Interest. Nothing herein contained, nor any transaction related thereto, shall be construed or so operate as to require the Borrower to pay interest at a greater rate than the maximum allowed by law. Should any interest or other charges paid or payable by the Borrower in connection with this Note, or any other document delivered in connection herewith, result in the computation or earning of interest in excess of the maximum allowed by applicable state or federal law, then any and all such excess shall be and the same is hereby waived by the Holder, and any and all such excess paid shall be credited automatically against and in reduction of the balance due under this Note, and the portion of said excess which exceeds the balance due under this Note shall be paid by the Holder to the Borrower.

    17. Time of the Essence. The Borrower agrees that time is strictly of the essence hereof.

    18. Notices. Any notices required to be given hereunder shall be given in the manner set forth for notices in the Indenture.

    19. Extensions. The Maturity Date and/or any other date by which payment is required to be made hereunder may be extended by the Holder from time to time in its sole discretion, without in any way altering or impairing the Borrower's liability hereunder.

    20. Estoppel Certificate. The Borrower agrees to furnish to the Lender at any time and from time to time, within fifteen (15) days after written request therefor, a written estoppel certificate, duly executed and acknowledged, setting forth the amount which the Borrower then believes to be due under this Note, and whether any claim, offset or defense then exists hereunder.

    21. Assignability. This Note may be assigned by the Lender or any subsequent Holder at any time and from time to time, and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns and any other person to whom the Holder may grant an interest in the Borrower's obligations to the Lender, and shall be binding and enforceable against the Borrower and the Borrower's successors and assigns. The Holder shall have the right to assign, participate, syndicate or transfer any or all of its investment in the Loan, including sales through one or more private placements or publicly registered offerings. The Borrower shall, without expense to the Borrower, cooperate with the Lender to effect such transactions, provide such information, including non-confidential financial information, which information may be divulged to third parties as may be necessary, and execute documentation as requested by the Holder in connection therewith, including amendments or restatements of the Security Documents so long as such amendments or restatements do not (i) alter the essential business terms thereof or (ii) in any way increase the liability of Borrower thereunder. The Holder shall provide written notice to the Borrower following any transfer of all of the Holder's investment in the Loan if such transfer also includes the servicing of the Loan.

    22. Invalidity of Any Part. If any provision or part of any provision of this Note shall be for any reason held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

    23. Confession of Judgment. SUBJECT TO THE PROVISIONS OF SECTION 24, UPON AN EVENT OF DEFAULT, AND FOLLOWING FIVE (5) DAYS PRIOR WRITTEN NOTICE WITH RESPECT TO ANY EVENT OF DEFAULT FOR WHICH WRITTEN NOTICE IS NOT OTHERWISE REQUIRED TO BE GIVEN TO THE BORROWER BY THE HOLDER, THE BORROWER HEREBY APPOINTS AND AUTHORIZES ANY ATTORNEY OF ANY COURT OF RECORD TO BE THE BORROWER'S TRUE AND LAWFUL ATTORNEY-IN-FACT, AND IN THE BORROWER'S NAME AND STEAD, TO ACKNOWLEDGE SERVICE OF ANY AND ALL LEGAL PAPERS ON ANY KIND OF SUIT BROUGHT FOR COLLECTION OF THIS OBLIGATION AND TO APPEAR FOR THE BORROWER IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE AND TO ACKNOWLEDGE AND CONFESS JUDGMENT AGAINST THE BORROWER AND IN FAVOR OF THE HOLDER OF THIS NOTE FOR THE ENTIRE PRINCIPAL AMOUNT OF THIS NOTE THEN REMAINING UNPAID WITH INTEREST THEREON THEN ACCRUED AND


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UNPAID, TOGETHER WITH REASONABLE ATTORNEYS' FEES, WHICH SHALL BE NOT LESS THAN
$10,000, AND COURT COSTS, AND THE BORROWER HEREBY WAIVES THE RIGHT OF APPEAL AND STAY OF EXECUTION.

    24. Limitation of Liability. Subject to the terms of the next succeeding paragraph of this Section 24 and notwithstanding anything to the contrary otherwise contained in this Note, it is agreed that the promise of the Borrower to pay the principal indebtedness and the interest on this Note shall be for the sole purpose of establishing the existence of an indebtedness; the Holder's source of satisfaction of said indebtedness and of the Borrower's other obligations hereunder and under the Security Documents is limited solely to (a) the Property (b) rents, issues and profits from the Property received by the Borrower and (c) any separate agreements guaranteeing the payment of the amounts due hereunder and under the Security Documents and the Borrower's performance hereunder and under the Security Documents; the Holder shall not seek to procure payment out of any other assets of the Borrower, or to procure any judgment against the Borrower for any amount which is or may be payable under this Note, the Indenture or any of the other Security Documents or for any deficiency remaining after foreclosure of the Indenture; provided, however, that nothing herein contained shall be deemed to be a release or impairment of said indebtedness or the security therefore intended by the Indenture, or be deemed to preclude the Holder from foreclosing the Indenture or from enforcing any of the Holder's rights thereunder, or in any way or manner affecting the Holder's rights and privileges under any of the Security Documents or any separate agreements guaranteeing the Borrower's payment and performance hereunder and under the Security Documents.

    Notwithstanding the foregoing limitation of liability provision, it is expressly understood and agreed that the Borrower, and Constellation Real Estate Group, Inc. shall be jointly and severally liable for the payment to the Holder of:

         (i) the misapplication of all rents, security deposits, or other income, issues, profits and revenues derived from the Property after an Event of Default, provided that any rents collected more than one (1) month in advance as of the time of the Event of Default shall be considered to have been collected after the Event of Default;

         (ii) any loss due to fraud or misrepresentation to the Holder by the Borrower (or by any of its general partners, by any of the general partners of any of its general partners or any of its or their agents, if applicable);

         (iii) the misapplication of (a) proceeds paid under any insurance policies by reason of damage, loss or destruction to any portion of the Property to the full extent of such misapplied proceeds, or


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


                   (b) proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of any portion of the Property, to the full extent of such misapplied proceeds or awards;

         (iv) any loss due to waste of the Property or any portion thereof, and all reasonable and actual costs including reasonable attorney's fees, incurred by the Holder to protect the Property and any other security for the indebtedness evidenced by this Note or to enforce such Note, the Indenture, and any of the other Security Documents;

         (v) any taxes, assessments and insurance premiums for which the Borrower is liable under this Note, the Indenture or any of the other Security Documents and which are paid by the Holder, including any recordation tax or other charge resulting from the purchase, amendment and restatement of the Existing Note and the Existing Deed of Trust;

         (vi) any loss arising under the hazardous substance indemnification and hold harmless agreement and the Borrower's hazardous substances covenants, warranties and representations provisions contained in the Environmental Indemnity Agreement of even date herewith by the Borrower and Constellation Real Estate Group, Inc. to and for the benefit of the Holder; and

         (vii) all reasonable and actual costs and fees including without limitation reasonable attorney fees incurred by the Holder in the enforcement of subparagraphs (i) - (vi) above.

    IN WITNESS WHEREOF, the Borrower has caused this Note to be executed, sealed and delivered by its duly authorized officers or representatives as of the day and year first written above.



WITNESS:                          CRANBERRY-140 LIMITED PARTNERSHIP,
                                  Maryland limited partnership

                                  By: Constellation Properties, Inc.,
                                      a Maryland corporation, its general
                                      partner

-------------------------------

                                By:                              (SEAL)
                                   ------------------------------
                                   Name:
                                   Title:

                                            The Borrower


    Article V. Effect of this Agreement. Nothing in the provisions of this Agreement shall be deemed in any way to affect the priority of the Existing Deed of Trust over any other lien, security interest, charge, encumbrance or conveyance, or to release or change the liability of any person who is now or hereafter primarily or secondarily liable under or on account of the Existing Note.


    Article VI. Ratification and Confirmation. The Existing Note, as reduced, amended and restated in accordance with the provisions of Article IV of this Agreement, is hereby ratified and confirmed in all respects by the Borrower.

    Article VII. Due Authorization and Consideration. The Borrower hereby represents, warrants and covenants to the Holder that the Existing Note and this Agreement are the valid, binding and legally enforceable obligations of the Borrower enforceable in accordance with their respective terms; that fair consideration has been given for the Existing Note and this Agreement; that the execution, ensealing and delivery of this Agreement by the Borrower has been duly and validly authorized in all respects by the Borrower; and that the persons who executed the Existing Note and who are executing this Agreement on behalf of the Borrower have each been duly authorized so to do.

    Article VIII. No Offsets, etc. The Borrower hereby represents, warrants and covenants to the Holder that there are no offsets, counterclaims or defenses at law or in equity against this Agreement, the Existing Note or the Existing Loan Documents, that, except as set forth herein, the Existing Note has not been modified or amended in any manner whatsoever, and that the Borrower had and has full power, authority and legal right to execute the Existing Note and this Agreement and to observe and perform all of the terms and conditions of the Existing Note and this Agreement on the Borrower's part to be observed or performed.

    Article IX. Severability. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

    Article X. Successors and assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns hereunder.

    Article XI. Amendment. This Agreement may be amended by and only by an instrument executed and delivered by each party hereto.

    Article XII. Effectiveness. This Agreement shall become effective upon and only upon its execution and delivery by each party hereto.

    IN WITNESS WHEREOF, each party hereto has executed and ensealed this Agreement, or caused it to be executed and ensealed by its duly authorized representative, as of the day and year first above written.

WITNESS or ATTEST:                SECURITY LIFE OF DENVER INSURANCE
                                  COMPANY, a Colorado corporation


                                By:                              (SEAL)
                                   ------------------------------
                                   Name:
                                   Title:

                                              - Lender-


                        [SIGNATURES CONTINUE ON PAGE 14]



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


                       [SIGNATURES CONTINUED FROM PAGE 13]


WITNESS:                          CRANBERRY-140 LIMITED PARTNERSHIP, a
                                  Maryland limited partnership

                                  By: Constellation Properties, Inc., a
                                      Maryland corporation, its sole general
                                      partner


                                  By:                              (SEAL)
                                     ------------------------------
                                     Name:
                                     Title:


    THIS IS TO CERTIFY that this is the Amended and Restated Deed of Trust Note described in and secured by a certain Amended and Restated Deed of Trust and Security Agreement, bearing even date herewith, by and among Cranberry-140 Limited Partnership, as grantor, Security Life of Denver Insurance Company, as beneficiary and Raymond G. Truitt and Alan W. Adamson, as trustees; the Amended and Restated Deed of Trust Note and the Amended and Restated Deed of Trust and Security Agreement having been executed by Cranberry-140 Limited Partnership in my presence.



                                  ----------------------------------
                                  Notary Public


My Commission Expires:
                      ------------------



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